UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2006

HUMAN BIOSYSTEMS

(Exact name of registrant as specified in its charter)

000-28413

(Commission File Number)

California

77-0481056

(State or other jurisdiction             (I.R.S. Employer Identification No.)

of incorporation or organization)

1127 Harker Avenue, Palo Alto, CA 94301

(Address of Principal Executive Offices Including Zip Code)

Registrant's telephone number, including area code: (650) 323-0943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

  On July 19, 2006 Human BioSystems (“HBS”) signed a letter of intent to acquire two ethanol production facility projects from EXL III Group Corporation (“EXL III”).  HBS will also enlist the services of Claude Luster III, the principal of EXL III, to serve as the President of a new subsidiary to be formed to develop the ethanol business.  The acquisition, which is expected to close in the fall of 2006, is subject to certain conditions.  The signing of the letter of intent was announced in a Press Release issued by HBS on July 27, 2006.  Please see the attached copy of the Press Release.

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired: Not Applicable

(b)

Pro Forma Financial Information: Not Applicable

(c)

Exhibits: The following exhibits are included as part of this report

Exhibit No.

Description

99.1

Press Release: Human BioSystems Signs Letter of Intent to Acquire Ethanol Projects

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2006

HUMAN BIOSYSTEMS

By:

/s/ Harry Masuda

Harry Masuda

President and CEO